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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 16, 2003


                             KENSEY NASH CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                         0-27120               36-3316412
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)




MARSH CREEK CORPORATE CENTER, 55 EAST UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (610) 524-0188


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS.

          The following Exhibit is being furnished herewith:

          99.1 Registrant's Press Release, dated April 16, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

          In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under
          Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          On April 16, 2003, we announced our results of operations and financial position as of and for the three and nine month periods ended March 31, 2003. The press release is attached hereto as Exhibit
          99.1 and is incorporated herein by reference.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     KENSEY NASH CORPORATION



                                                     By: /s/ Wendy F. DiCicco
                                                        ------------------------
                                                        Wendy F. DiCicco, CPA
                                                        Chief Financial Officer



Dated: April 16, 2003



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                                  Exhibit Index


                                                                   Sequential
                                                                      Page
Exhibit No.                   Item                                   Number
-----------    -----------------------------------------------     ----------

   99.1        Registrant's Press Release dated April 16, 2003        5-8








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